Exhibit 10.3

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “ Agreement ”) is made and entered into as of the 13th day of November, 2009, by and among Carbon 612 Corporation, a Delaware corporation (the “ Company ”), and the purchasers listed on the signature page hereto (collectively, the “ Purchasers ”).

W I T N E S S E T H:

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) an aggregate of 15,000,000 shares (the “ Shares ”) of common stock of the Company (the “ Common Stock ”) and (ii) warrants to purchase up to an aggregate of an additional 15,000,000 shares of Common Stock, in the form attached hereto as Exhibit A (the “ Warrants ” and together with the Shares, the “ Securities ”), as set forth on Schedule I attached hereto, on and subject to the terms of this Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.

Sale of the Securities. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Company shall sell the Securities to the Purchasers, and the Purchasers shall purchase the Securities from the Company, for a purchase price of $0.01 per Share and accompanying Warrant (the “ Purchase Price ”).

2.

Closing .

(a)

The purchase and sale of the Securities shall take place at a closing (the “ Closing ”), to be held at such date and time at the law office of Sichenzia Ross Friedman Ference, LLP as shall be determined by the parties.

(b)

At the Closing:

(i)

The Company shall deliver to each Purchaser, a certificate (or certificates) for their respective number of Shares and Warrants in the name of such Purchaser.

(ii)

Each Purchaser shall pay to the Company the Purchase Price for their Securities by wire transfer to the account set forth on Schedule II attached hereto.

(c)

At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

(d)

All representations, covenants and warranties of the Purchasers and the Company contained in this Agreement shall be true and correct on and as of the date of the Closing with the same effect as though the same had been made on and as of such date.

3.

Representations and Warranties of the Purchasers . Each Purchaser hereby makes the following representations and warranties to the Company:

(a)

The Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Purchaser in connection with the execution and performance by the Purchaser of this Agreement or the execution and performance by the Purchaser of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b)

This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

The Purchaser is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “ Securities Act ”), and the Purchaser is able to bear the economic risk of an investment in the Securities.

(d)

The Purchaser represents that its Securities are being acquired for its own account, for investment and not with a view to the distribution or resale thereof. The Purchaser understands that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder or is exempt from registration thereunder. As evidence of the restriction on transfer, the following legend (or a substantially similar legend) will be placed on the certificate or certificates evidencing the Securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

The Company may give appropriate stop-transfer instructions to any transfer agent for the Securities.

4.

Representations and Warranties of the Company . The Company hereby makes the following representations and warranties to the Purchasers:

(a)

The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by the Company in connection with the execution and performance by it of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

(b)

This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

When issued pursuant to the terms of this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

(d)

Immediately prior to the Closing, the Company’s outstanding capital stock consisted of (i) 30 million shares of Common Stock, (ii) no shares of preferred stock, and (iii) no warrants, options or other securities that are convertible or exercisable for capital stock of the Company. Upon consummation of the Closing, the only additional securities of the Company that will be outstanding other than the Shares and the Warrants will be 500,000 shares of Common Stock issued to the Company’s counsel and 250,000 shares of Common Stock issued to the Purchaser’s counsel.

(e)

The Company will use its best efforts to file a Registration Statement on Form 10, or on a similar form, with the Securities and Exchange Commission (the “ SEC ”), within seventy five (75) days of the Closing and have such Registration Statement declared effective by the SEC within 180 days of the Closing. If such Registration Statement is not timely filed or declared effective, then the Purchasers shall be entitled to purchase an aggregate of 3,000,000 additional shares of Common Stock (the “ Additional Shares ”) from the Company at the Purchase Price (on a pro rata basis) for every thirty (30) days that such Registration Statement is not timely filed or declared effective; provided, however, that (i) no Additional Shares need to be issued (even though owed) until 180 days after the Closing and (ii) if the Registration Statement is declared effective within 180 days of Closing, then no Additional Shares shall be owed to the Purchasers even if the Registration Statement was not timely filed.

(f)

Until such time as the Purchasers are able to sell the Shares either (i) pursuant to a resale registration statement or (ii) without volume restrictions under Rule 144 of the Securities Act of 1933, as amended (the “ Securities Act ”), the Company shall not (A) file a registration statement under the Securities Act (other than on a Form S-8 covering shares of Common Stock issued to Company’s counsel), or let such a registration statement become effective, (B) permit any sales of its Common Stock pursuant to Rule 144, other than by the Purchasers, and (C) sell securities for a purchase price of less than $0.10 per share, in any case without the prior written consent of the Purchasers holding a majority of the Shares.

(g)

Within two (2) days of the Closing, the Company (or its parent, Clear Skies Solar, Inc.) shall issue a press release announcing this transaction.

5.

Miscellaneous .

(a)

Entire Agreement . This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b)

Severability . If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

(c)

Notices . All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 5(c). Notices shall be deemed to have been received on the date of personal delivery or telecopy or attempted delivery.

(d)

Governing Law . This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. By execution and delivery of this Agreement, each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of New York in the State of New York; (ii) irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 5(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

(e)

Parties to Pay Own Expenses . Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses; provided that the Company shall issue 250,000 restricted shares of Common Stock to Barbara Mittman, towards payment of the Purchaser’s legal fees.

(f)

Successors . This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that no party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other parties.

(g)

Further Assurances . Each party to this Agreement agrees, without cost or expense to any other parties, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

(h)

Facsimile and Counterparts . This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF , the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CARBON 612 CORPORATION

By: /s/ Ezra Green

 Ezra Green, President & CEO

PURCHASERS:

ALPHA CAPITAL ANSTALT

By:	/s/ Konrad Ackermann
Name:	Konrad Ackermann
Title:	Director

/s/ Barry Honig
BARRY HONIG

/s/ Michael Brauser
MICHAEL BRAUSER

/s/ Arthur Goldberg
ARTHUR GOLDBERG

KHG TRUST

By:	/s/ Natan Green
Name:	Natan Green
Title:	Trustee

AURACANA LLC

By:	/s/ Glenn Kesner
Name:	Glenn Kesner
Title:	Manager

/s/ Barbara Mittman
BARBARA MITTMAN

SCHEDULE I

Name of Purchaser	Number of Shares	Number of Warrants	Purchase Price
KHG Trust	4,400,000	4,400,000	$44,000
Barry Honig	4,250,000	4,250,000	$42,500
Alpha Capital Anstalt	2,000,000	2,000,000	$20,000
Michael Brauser	2,000,000	2,000,000	$20,000
Arthur Goldberg	1,500,000	1,500,000	$15,000
Auracana LLC	600,000	600,000	$6,000
Barbara Mittman	250,000	250,000	$2,500
TOTAL	15,000,000	15,000,000	$150,000

SCHEDULE II

Wire Instructions

HSBC Bank

Mineola, NY 11501

ABA 021001088

For credit to: Carbon 612 Corporation

Account no. 252014308